SECOND AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Second Amendment") is made and dated as of the ____ day of December, 2000 by and among SOS STAFFING SERVICES, INC., a Utah corporation (the "Borrower"), the Lenders to the Credit Agreement described below, FIRST SECURITY BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and BANK ONE, NA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent").

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Credit Agreement dated as of July 27, 1998 among the Lenders, the Borrower, the Documentation Agent and the Administrative Agent (as amended, extended and replaced from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Borrower on the terms and conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         B. The Borrower has informed the Administrative Agent, the Documentation Agent and the Lenders (collectively, the "Credit Extending Parties") that it intends to cause its Wholly-Owned Subsidiary, Inteliant Corporation ("Inteliant") to sell substantially all of the assets of Inteliant's consulting division (the "Inteliant Disposition") to Herrick Douglass, Inc. (the "Acquiring Entity") pursuant to that certain Asset Purchase Agreement dated as of December 29, 2000 among Inteliant, the Borrower and the Acquiring Entity (the "Asset Purchase Agreement").

         C. The Borrower has requested that the Credit Extending Parties consent to the Inteliant Disposition and agree to modify one of the financial covenants contained in the Credit Agreement to avoid the breach of such covenant by the Borrower upon the consummation of the Inteliant Disposition.

         D. The Credit Extending Parties have agreed to provide such consent and to modify such financial covenant on the terms and subject to the conditions set forth more particularly below.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Consent to Inteliant Disposition. Each of the Credit Extending Parties hereby: (a) approves the Inteliant Disposition on the terms set forth in the Asset Purchase Agreement, a copy of which, certified by the Borrower as being accurate and complete, has been delivered to each of the Credit Extending Parties, and (b) waives, on a one time basis, any Default or Unmatured Default which might be deemed to exist under Section 6.13 of the Credit Agreement on the Closing Date (as defined in Paragraph 5 below) after giving effect to the consummation of the Inteliant Disposition.

         2. Modification of Financial Covenant. Each of the Credit Extending Parties and the Borrower hereby agree that effective as of the Closing Date,
Section 6.18 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.18. Net Worth. The Borrower will not permit the Net Worth of the Borrower and its consolidated Subsidiaries at any date to be less than the sum of: (i) $82,000,000, plus (ii) fifty percent (50%) of net income of the Borrower and its consolidated Subsidiaries (if positive) earned at any time after December 31, 2000, determined in accordance with Agreement Accounting Principles, plus (iii) seventy-five percent (75%) of the net proceeds of any new equity issuance of the Borrower and its consolidated Subsidiaries occurring at any time after December 31, 2000."

Each of the Credit Extending Parties hereby waives, on a one time basis, any Default or Unmatured Default which might be deemed to exist under Section 6.18 of the Credit Agreement solely as a result of the consummation of the Inteliant Disposition on the Closing Date prior to the effectiveness of the modification of Section 6.18 of the Credit Agreement set forth herein.

         3. Allocation of Inteliant Disposition Proceeds; Other Payments to Senior Noteholders. The Borrower hereby agrees to distribute, or to cause its Subsidiary receiving the same, to distribute, in immediately available same day funds, in the ratio of 50% to the Senior Noteholders (as defined in Paragraph 5 below), and 50% to the Administrative Agent for the benefit of the Lenders, the Net Distributable Upfront Cash Proceeds, all Retained Receivable Collections and the Inteliant Disposition Related Tax Refund (as those terms are defined in Paragraph 5 below), as follows:

                  (1) On the Closing Date, 100% of Net Distributable Upfront Cash Proceeds payable under the Asset Purchase Agreement on the Closing Date;

                  (2) On the first and fifteenth Business Day of each calendar month following the Closing Date, 100% of all Retained Receivable Collections received by the Borrower or any of its Subsidiaries during the immediately preceding semi-monthly period; and

                  (3) Immediately   upon   receipt,     100%  of  the  Inteliant
         Disposition Related Tax Refund.

Failure to distribute or cause the distribution and allocation of the Net Distributable Upfront Cash Proceeds, the Retained Receivable Collections and the Inteliant Disposition Related Tax Refund as provided herein or the making of any other distribution to the Senior Noteholders, other than regularly scheduled payments of principal and interest, including mandatory scheduled redemptions, as provided in the Note Purchase Agreement, or any modification of such payment terms without the prior written consent of the Required Lenders shall, at the option of the Required Lenders, constitute a Default, without cure period, under the Credit Agreement. It is further acknowledged and agreed by the Borrower that the Borrower shall pay to the Administrative Agent for the benefit of the Lenders such fees and other similar payments, in like amount, as may from time to time be paid by the Borrower or any of its Subsidiaries to the Senior Noteholders in connection with the Inteliant Disposition, whether prior to, at or after the Closing Date. Failure to make any such payments shall also, at the option of the Required Lenders, constitute a Default, without cure period, under the Credit Agreement.

         4. Reduction in Maximum Aggregate Commitment. In addition to the voluntary reductions of the Aggregate Commitment permitted pursuant to Section
2.5 of the Credit Agreement, the Aggregate Commitment shall be subject to mandatory permanent reduction as follows:

             (a) On the Closing Date, the Aggregate Commitment shall automatically be reduced to $30,000,000, and the Aggregate Commitment and each Lender's Commitment shall be as set forth on the replacement commitment schedule attached hereto as Exhibit A; and

             (b) Following the Closing Date, at any date upon which the outstanding principal balance of the Senior Notes shall be less than the then current Aggregate Commitment, the Aggregate Commitment shall be reduced (with an automatic concomitant pro rata reduction in each Lender's Commitment) to an amount equal to the then outstanding principal balance of the Senior Notes.

If upon the date of any permanent reduction in the Aggregate Commitment as provided herein the aggregate principal balance of Loans outstanding shall exceed the limitation of Section 2.1 of the Credit Agreement, the Borrower shall immediately pay to the Agent for the benefit of the Lenders as a mandatory prepayment of Loans outstanding, the full dollar amount of such excess.

         5.  Definitions.   For  the  purposes  of  the  Second  Amendment,  the
following terms shall be given the following meanings when used herein:

             "Acquiring Entity" has the meaning given such term in Recital B above.

             "Asset Purchase Agreement" has the meaning given such term in Recital B above.

             "Closing Date" has the meaning given such term in the Asset Purchase Agreement

             "Inteliant Disposition" has the meaning given such term in Recital B above.

             "Inteliant Disposition Related Tax Refund" means the federal tax refund that the Borrower has informed the Credit Extending Parties will be payable to the Borrower on or before June 30, 2001 on account of the Borrower's consolidated federal taxes for fiscal years 1998, 1999 and forward after giving effect to the Inteliant Disposition.

             "Loan and Stock Pledge Agreement" has the meaning given such term in the Asset Purchase Agreement.

             "Net Distributable Upfront Cash Proceeds" means: (a) all cash proceeds paid or payable by the Acquiring Entity on the Closing Date on account of the Inteliant Disposition, minus (b) customary and reasonable closing costs, and minus (c) the maximum amount committed to be lent by [the Borrower] to [the Acquiring Entity] under the Loan and Stock Pledge Agreement.

             "Note  Purchase   Agreement"   means  that  certain  Note  Purchase
Agreement dated as of _______, 1998 by and among the Borrower and ______________________. [NOTE: If the Senior Notes were issued under multiple Note Purchase Agreements, all such agreements need to be included in the definition.}

             "Retained Receivable Collections" means, all cash proceeds received on account of accounts receivable of Inteliant existing on the Closing Date and not sold to the Acquiring Entity in connection with the Inteliant Disposition and all accounts receivable generated following the Closing Date on account of Work in Process.

             "Senior Note Holders" means the holders of the Senior Notes.

             "Senior Notes" means those certain promissory notes, in the aggregate original principal amount of $35,000,000, issued by the Borrower pursuant to the Note Purchase Agreement.

             "Work in Process" has the meaning given such term in the Asset Purchase Agreement.

         6.  Second  Amendment Effective  Date.  This Second  Amendment shall be
effective  as  of  the  date  first   written  above  upon  the  date  that  the
Administrative Agent shall have received:

             (a) This Second Amendment duly executed by all parties signatory hereto;

             (b) Such corporate resolutions, incumbency certificates and other authorizing documentation the Administrative Agent shall require;

             (c) For distribution to the Lenders, the mandatory prepayment, if any, required pursuant to Paragraph 4(a) above;

             (d) For distribution to the Lenders, any fee that is paid to the Senior Noteholders on or immediately following the Closing Date in connection with the consummation of the Inteliant Disposition; and

             (e) All other fees and expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, the Documentation Agent and the Lenders) paid or incurred by the Administrative Agent, the Documentation Agent or any Lender in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Second Amendment which are set forth in a billing statement or statements delivered to the Borrower prior to the closing of the Inteliant Disposition (nothing contained herein shall in any manner or to any extent release the Borrower from its obligations under Section 9.7 of the Credit Agreement to pay such other fees and expenses as may be required to be paid by the Borrower thereunder).

         7. Reaffirmation of the Loan Documents. The Borrower hereby affirms and agrees that: (a) the execution and delivery by it of and the performance of its obligations under this Second Amendment shall not in any way amend, impair, invalidate or otherwise affect any of its obligations under the Loan Documents,
(b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of Borrower under the Credit Agreement as amended by this Second Amendment (including, without limitation, the obligations of the borrower hereunder), and (c) except as expressly amended hereby, the Loan Documents remain in full force and effect as written.

         8. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

             (a) It has the corporate power and authority and the legal right to execute, deliver and perform this Second Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Second Amendment.

             (b) This Second Amendment has been duly executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms of this Second Amendment.

             (c) On the date of this Second Amendment and both before and following the consummation of the Inteliant Acquisition, there does not exist a Default or Unmatured Default which has not been waived hereby.

         9. No Other Amendment. Except as expressly amended hereby, the Credit Agreement and Other Loan Documents shall remain in full force and effect as written.

         10. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                           [Signature Page Following]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the day and year first above written.

          SOS STAFFING SERVICES, INC., as the Borrower



          By:______________________________________________________
          Name:____________________________________________________
          Title:___________________________________________________


          BANK ONE, NA, as the Documentation Agent and a Lender



          By:______________________________________________________
          Name:____________________________________________________
          Title:___________________________________________________


          FIRST SECURITY BANK, N.A., as the Administrative Agent and a Lender



          By:______________________________________________________
          Name:____________________________________________________
          Title:___________________________________________________

                                                                       EXHIBIT A

                                   REPLACEMENT
                               COMMITMENT SCHEDULE
                   (as of the Second Amendment Effective Date)


LENDER                             COMMITMENT                         PERCENTAGE
------                             ----------                         ----------

Bank One, NA                       $18,750,000                         62.50%

First Security Bank, N.A.          $11,250,000                         37.50%

TOTAL:                             $30,000,000                        100.00%